SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 28, 2005

SIGMA-ALDRICH CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-8135	43-1050617
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3050 Spruce Street

St. Louis, Missouri 63103

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (314) 771-5765

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On February 28, 2005, the Board of Directors awarded a cash incentive payment (i.e., bonus) to eligible members of Sigma-Aldrich (the Company) for the year ended December 31, 2004. The incentive awards were made pursuant to the Company’s Cash Bonus Plan. The bonus is based upon certain predetermined financial goals. For 2004, the performance was based upon sales and operating income growth and return on assets. The Board of Directors approved the following awards for the Named Executive Officers:

Name and Position	Incentive Award
David R. Harvey, Chairman & Chief Executive Officer	$449,051
Michael R. Hogan, Chief Administrative Officer, Chief Financial Officer & Secretary	$199,950
David W. Julien, President, Biotechnology	$144,150
Jai P. Nagarkatti, President & Chief Operating Officer, President, Scientific Research	$262,260
Frank D. Wicks, President, Fine Chemicals	$148,800

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 1, 2005

SIGMA-ALDRICH CORPORATION

By:	/s/ Karen Miller
Karen Miller, Corporate Controller